First Quarter 2022 Earnings Call April 29, 2022 David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Sustainability Officer Kevin Lewis Vice President, Investor Relations and Corporate FP&A “World’s Most Ethical Companies” and “Ethisphere” names and marks are registered trademarks of Ethisphere LLC.

Forward-looking statements 2 2 These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the first quarter 2022. Financial results as of and for the periods ended March 31, 2022 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These slides contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of stock repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

Explanation of use of non-GAAP measures 3 3 We present adjusted net earnings, adjusted net earnings per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: asset impairment charges, restructuring and other charges, (gains) losses on assets sold and previously held investments, gain on sale of Transtar and other (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

Advancing towards our Best for All® future 4 4 CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Bullish for 2022 and advancing towards our Best for All future Delivering on Best for All Transitioning to a less capital and carbon intensive business model while becoming the best steel competitor Balanced capital allocation strategy Expanding competitive advantages Maintaining strong trade enforcement

5 5 RECORD FIRST QUARTER PERFORMANCE … on pace for record second quarter performance STRONG EXECUTION ACROSS THE ENTERPRISE … portfolio of differentiated assets to deliver profitable steel solutions for people and planet RETURNING CAPITAL TO STOCKHOLDERS … in-line with our capital allocation framework Today’s discussion

6 Advancing towards our Best for All future Record first quarter performance 6 RECORD 1Q net earnings RECORD 1Q adjusted EBITDA RECORD liquidity

7 7 Advancing towards our Best for All future Strong execution across the enterprise N. AMERICAN FLAT-ROLLED MINI MILL U. S. STEEL EUROPE TUBULAR

8 Advancing towards our Best for All future Strong execution across the enterprise 8 The U. S. Steel advantage: Meeting customers’ needs: N . A M E R IC A N F L A T -R O L L E D Commercial excellence supported by best-in- class finishing lines Low-cost iron ore Balanced portfolio of contract, indexed, and spot volumes Expanding iron ore advantage to Mini Mill segment Leader in Advanced High Strength Steels Mined, melted, & made in the U.S.A.

Expanding mini mill presence 9 9 M IN I M IL L The U. S. Steel advantage: Meeting customers’ needs: Building Mini Mill #2 … producing the ‘green’ steels customers crave Unmatched process / product innovation Adding first-of-its-kind technology in the U.S. to best serve customers Advanced grades, made sustainably Advancing towards our Best for All future Strong execution across the enterprise Industry-leading performance

10 10 U . S . S T E E L E U R O P E The U. S. Steel advantage: Meeting customers’ needs: Serving the growing V4 region Highly efficient operations Locally produced steel Advancing towards our Best for All future Strong execution across the enterprise Reliable source of high-quality steel in the region Demonstrated through- cycle performance Operational excellence

11 11 T U B U L A R The U. S. Steel advantage: Meeting customers’ needs: API / semi-premium / premium connections Proprietary connections Insourced rounds production Faster response time for customers Comprehensive suite of solutions for drillers More efficient production Advancing towards our Best for All future Strong execution across the enterprise

Advancing towards our Best for All future Returning capital to stockholders PRIORITIES CONSIDERATIONS OBJECTIVES 1 Balance sheet strength Through-cycle adjusted debt to EBITDA range 3.0x – 3.5x range 2 Announced Best for All investments Cash to NTM1 capex and cash of no less than $1.5B 1:1 ≥ $1.5B cash 3 Capability capex Expands iron ore, mini mill or finishing competitive advantages 15%+ IRR & advances Best for All 4 $0.05/share measured & opportunistic SBB Direct returns Maintain quarterly dividend Return excess cash w/ buybacks 12 12 1 NTM = Next Twelve Months On-track Increasing our stock buyback On-track On-track STATUS

1Q 2022 Adj. EBITDA Advancing towards our Best for All future Record first quarter performance 13 1Q 2022 Adj. EBITDA ~$1.3B N. American Flat-rolled Mini Mill U. S. Steel Europe Tubular $636M 1Q 2022 Adj. EBITDA $318M 1Q 2022 Adj. EBITDA $287M 1Q 2022 Adj. EBITDA $89M

Advancing towards our Best for All future Generational opportunity at U. S. Steel Repositioning our business Progressing on strategic projects Seizing the moment Groundbreaking for Mini Mill #2 by executing our Best for All strategy on-time and on-budget and building momentum 14

Q&A Mini Mill #2 Construction

Closing Remarks

Flat-rolled ($ millions) 1Q 2022 Segment (loss) earnings before interest and income taxes $513 Depreciation 123 Flat-rolled Segment EBITDA $636 U. S. Steel Europe ($ millions) 1Q 2022 Segment (loss) earnings before interest and income taxes $264 Depreciation 23 U. S. Steel Europe Segment EBITDA $287 Tubular ($ millions) 1Q 2022 Segment (loss) earnings before interest and income taxes $77 Depreciation 12 Tubular Segment EBITDA $89 Other ($ millions) 1Q 2022 Segment (loss) earnings before interest and income taxes $7 Depreciation 0 Other Segment EBITDA $7 Reconciliation of segment EBITDA Mini Mill ($ millions) 1Q 2022 Segment (loss) earnings before interest and income taxes $278 Depreciation 40 Mini Mill Segment EBITDA $318 17

Reconciliation of adjusted EBITDA 18 ($ millions) 1Q 2022 Reported net earnings attributable to U. S. Steel $882 Income tax provision (benefit) 246 Net interest and other financial costs (10) Reported earnings before interest and income taxes $1,118 Depreciation, depletion and amortization expense 198 EBITDA $1,316 Asset impairment charges ─ Restructuring and other charges 17 (Gains)/losses on assets sold & previously held investments ─ Gain on sale of Transtar ─ Other 4 Adjusted EBITDA $1,337

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com @USS_Investors